UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

ECOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168413	27-2692640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Jericho Turnpike, Suite 110 Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 465-3964

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On April 13, 2017, Joel Falitz (“Falitz”), the President and CEO of Ecosciences, Inc., a Nevada corporation (the “Company”), and Maverick, LLC, a Nevis limited liability company (“Maverick”), entered into a stock purchase agreement (the “Stock Purchase Agreement”), pursuant to which Falitz purchased an aggregate of 200,000 shares (the “Shares”) of Series B Non-Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), of the Company held by Maverick in consideration for 2,000,000 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), of the Company held by Falitz (the “Transaction”). The Shares represent approximately 100% of the outstanding shares of Series B Preferred Stock of the Company. Ester Barrios is the Managing Member of Maverick, LLC and has voting and dispositive control over these securities.

Pursuant to the Certificate of Designation for the Series B Preferred Stock filed with the Secretary of State of the State of Nevada on May 8, 2014, the outstanding shares of Series B Preferred Stock are entitled to vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series B Preferred Stock outstanding and as long as at least one of such shares of Series B Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Each outstanding share of the Series B Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series B Non-Convertible Preferred Stock. The Series B Preferred Stock have no redemption or dividend rights.

Due to the 80% voting rights of the Series B Preferred Stock (as summarized under Item 1.01 of this Form 8-K), upon the consummation of the Transaction on April 13, 2017, there was a change in control of the Company.

The Stock Purchase Agreement contained customary representations, warranties and covenants made by Falitz and Maverick. The Stock Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

10.1	Stock Purchase Agreement, dated as of April 13, 2017, between Joel Falitz and Maverick LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSCIENCES, INC.

Dated: April 13, 2017	By:	/s/ Joel Falitz
Joel Falitz
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)